UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 4, 2006
COMERICA INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	1-10706	38-1998421

(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
Comerica Tower at Detroit Center
500 Woodward Avenue, MC 3391
Detroit, Michigan 48226
(Address of principal executive offices) (zip code)
(248) 371-5000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE.
On August 4, 2006, Comerica Incorporated (“Comerica”) announced that it had reached a definitive agreement to sell its stake in Munder Capital Management to an investor group comprising Crestview Partners, L.P. and Munder’s management. Grail Partners, LLC, which advised Munder’s management team, will also invest in the buyout. Munder provides investment advisory services to institutions, municipalities, unions, charitable organizations and private investors, and also serves as investment advisor for Munder Funds.
On August 4, 2006, Comerica issued a press release regarding this matter. A copy of the press release is attached hereto as Exhibit 99.1.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
     (c) Exhibits
99.1	Press Release dated August 4, 2006

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMERICA INCORPORATED
By:	/s/ Jon W. Bilstrom
Name:	Jon W. Bilstrom
Title:	Executive Vice President-Governance, Regulatory Relations and Legal Affairs, and Secretary

Date: August 4, 2006

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated August 4, 2006